CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Roebling Financial Corp, Inc. (the "Company") on Form 10-QSB for the quarter ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Frank J. Travea, III, President and Chief Executive Officer, and Janice A. Summers, Senior Vice President, Chief Operating Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         A signed original of this statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request.




/S/Frank J. Travea, III                             /s/Janice A. Summers
-------------------------------------               ---------------------------------------------
Frank J. Travea, III                                Janice A. Summers
President and Chief Executive Officer               Senior Vice President, Chief Operating Officer
                                                    and Chief Financial Officer




February 12, 2004